                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2003

                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------
             (Exact Name of Registrant as specified in its charter)

          Maryland                     1-12386                   13-3717318
          --------                     -------                   ----------
(State or other jurisdiction      (Commission File              (IRS Employer
      of incorporation)                Number)               Identification No.)

                 355 Lexington Avenue, New York, New York 10017
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 692-7260
                                 --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

Lexington Corporate Properties Trust (the "Company") is electing to re-issue in an updated format the presentation of its historical financial statements in accordance with the provisions of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144") and Statement of Financial Accounting Standards No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections.

During the six months ended June 30, 2003, the Company sold certain properties and in accordance with SFAS 144 has reported revenue, expenses and gain on sale from these properties as discontinued operations for the periods presented in its quarterly report on Form 10-Q filed on August 13, 2003 for the three months and six months ended June 30, 2003. In addition, the Company has reclassified charges associated with debt satisfactions from extraordinary items to a component of continuing operations. These reclassifications had no effect on the Company's reported net income or net income per common share.

This Current Report on Form 8-K updates Items 6, 7, 8 and 15(a)3 of the Company's Form 10-K to reflect those properties sold during 2003 as discontinued operations and the reclassification of debt satisfaction charges from extraordinary item to continuing operations. All other items of the Form 10-K remain unchanged.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Lexington Corporate Properties Trust
                                            ------------------------------------
                                            Registrant

September 30, 2003                          By:/s/ Patrick Carroll
                                               ---------------------------------
                                               Patrick Carroll
                                               Chief Financial Officer

                                EXHIBIT INDEX


Exhibit No.             Document Description
----------              --------------------
   23.1                 Consent of Independent Accountants
   99.1                 Selected Amended Items on Form 10-K
        (a) Item 6.        Selected Financial Data
        (b) Item 7.        Management's Discussion and Analysis of Financial
                            Condition and Results of Operations
        (c) Item 8.        Financial Statements and Supplementary Data
        (d) Item 15(a)3.   Ratio of Earnings to Combined Fixed Charges and
                            Preferred Dividends